Monaker Group, Inc. 8-K

Exhibit 10.1

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: [___________]	Number of Shares: [___________]

Warrant Date: [___________]

MONAKER GROUP, INC.
COMMON STOCK PURCHASE WARRANT

1.

Issuance. For value received, the receipt of which is hereby acknowledged by Monaker Group, Inc., a Nevada corporation (the “Company”), [_________________], or registered assigns (the “Holder”), is hereby granted the right to purchase, at any time after the Vesting Date, and until the close of business on July___, 2023 (the “Expiration Date”), [___________] ([___________]), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), at an exercise price of $2.00 per share (the “Exercise Price”). The “Vesting Date” shall be the earlier of (a) the date that the Axion Debt (as such term is defined in the Share Exchange Agreement which this Common Stock Purchase Warrant forms Exhibit C to, as amended from time to time, by and between Monaker Group, Inc., and certain stockholders and creditors of Axion Ventures, Inc. (“Axion”)) is fully repaid, provided that such Axion Debt is fully paid within twelve (12) months of the Warrant Date; and (b) the Date that Monaker obtains 51% or more of the voting control of, and economic rights to, Axion within twelve (12) months of the Warrant Date.

2.

Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with (a) payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, or (b) pursuant to a cashless exercise as descried below in Section 3, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part after the Vesting Date. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

3.

Cashless Exercise. If at any time the Holder proposes to exercise this Warrant or any portion hereof after the Vesting Date, and the Closing Sales Prices (as defined below) is more than the Exercise Price, then this Warrant may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of shares of Common Stock upon exercise hereof equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the Closing Sales Prices on the five (5) Trading Days immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” (the “Closing Sales Prices”) as set forth in the applicable Exercise Notice;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of the applicable portion of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

For the purposes of this Section 3:

“Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined in the reasonable discretion of the Board of Directors of the Company.

“Principal Market” means initially the Nasdaq Capital Market, and shall also include the NYSE American, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

Monaker Group, Inc. Common Stock Purchase Warrant [________] Page 2 of 7

4.

No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5.

Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6.

Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7.

No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

8.

Effect of Certain Transactions

8.1

Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

8.2

Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

Monaker Group, Inc. Common Stock Purchase Warrant [________] Page 3 of 7

9.

Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

10.

Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Monaker Group, Inc.
Attn:

Email:

If to the Holder, to its address appearing on the Company’ records.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

11.

Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

12.

Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Florida or in the federal courts located in Broward County, Florida. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Monaker Group, Inc. Common Stock Purchase Warrant [________] Page 4 of 7

13.

Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14.

Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

15.

Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

16.

Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

Monaker Group, Inc. Common Stock Purchase Warrant [________] Page 5 of 7

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

COMPANY:

MONAKER GROUP, INC.

By:
Name:
Title:

HOLDER:

[_____________________]

By:
Name:
Title:

Monaker Group, Inc. Common Stock Purchase Warrant [________] Page 6 of 7

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant [________] issued by Monaker Group, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies shall be made as follows (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:
Print Name:
Title:
Address:
Name in which Shares should be registered:

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